FOR IMMEDIATE RELEASE: September 6, 2023 Centrus to Begin HALEU Production in October (Bethesda, MD) Centrus Energy Corp (NYSE American: LEU) announced today that it expects to begin first-of-a-kind production of High-Assay Low-Enriched Uranium (HALEU) in October 2023, approximately two months ahead of schedule, at the American Centrifuge Plant in Piketon, Ohio. “This will be the first new U.S.-owned uranium enrichment plant to begin production since 1954,” said Centrus President and CEO Daniel B. Poneman. “What better way to commemorate the 70th anniversary of President Eisenhower’s historic Atoms for Peace initiative than to restore a domestic uranium enrichment capability that will support our energy security and clean power needs, enable long-term national security and nonproliferation goals, and generate great new jobs for American workers.” “We are all so proud of our team for getting us to this point, under budget and ahead of schedule,” said Senior Vice President for Field Operations Larry Cutlip. “This will be a key milestone, not only in providing a critical component of fuel for the next generation of reactors, but as the first step toward converting Southern Ohio into a vibrant hub that will strengthen our Nation’s nuclear supply chain and facilitate the accelerated deployment of the nuclear energy increasingly demanded domestically and abroad to meet global climate objectives.” Under a competitively-awarded, cost-share contract signed with the U.S. Department of Energy in 2022, Centrus is required to begin production of HALEU by the end of this year. In June, Centrus announced it had successfully completed its operational readiness reviews with the U.S. Nuclear Regulatory Commission (NRC) and received NRC approval to possess uranium at the Piketon, Ohio site – the last major regulatory hurdle prior to beginning production. Centrus is now conducting final system tests and other preparations so that production can begin in October. HALEU is an advanced nuclear fuel required for most of the next-generation reactor designs currently under development. The capacity of the 16-centrifuge cascade that is expected to begin enrichment operations in October will be modest – about 900 kilograms of HALEU per year – but with sufficient funding and offtake commitments, Centrus could significantly expand production. A full-scale HALEU cascade, consisting of 120 centrifuge machines, with a combined capacity to produce approximately 6,000 kilograms of HALEU per year (6 MTU/year), could be brought online within about 42 months of securing the necessary funding. Centrus could add an additional HALEU cascade every six months after that. That would mobilize hundreds of union workers in Ohio to build and operate the plant and support thousands of direct and indirect jobs across a nationwide manufacturing supply chain. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at centrusenergy.com. ### Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, exacerbated by the COVID-19 pandemic and subsequent variants, and any worsening of the global business and economic environment as a result; risks related to component failure which prevent plant operations or HALEU production; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy (“DOE”) to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operations Contract”), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to the government’s inability to satisfy its obligations under the HALEU Operation Contract; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com